Contingent Liabilities and Commitments	6 Months Ended
Jun. 30, 2021
Disclosure of contingent liabilities [abstract]
Contingent Liabilities and Commitments
26. CONTINGENT LIABILITIES AND COMMITMENTS

	30 June 2021	31 December 2020
	£m	£m
Guarantees given to third parties	739	939
Formal standby facilities, credit lines and other commitments	41,012	42,231
	41,751	43,170
Where the items set out below can be reliably estimated, they are disclosed in the table above.
Other legal actions and regulatory matters
Santander UK engages in discussion, and co-operates, with the FCA, PRA, CMA and other regulators and government agencies in various jurisdictions in their supervision and review of Santander UK including reviews exercised under statutory powers, regarding its interaction with past and present customers, both as part of general thematic work and in relation to specific products, services and activities. During the ordinary course of business, Santander UK is also subject to complaints and threatened legal proceedings brought by or on behalf of current or former employees, customers, investors or other third parties, in addition to legal and regulatory reviews, challenges and tax or enforcement investigations or proceedings in various jurisdictions. All such matters are assessed periodically to determine the likelihood of Santander UK incurring a liability.
In those instances where it is concluded that it is not yet probable that a quantifiable payment will be made, for example because the facts are unclear or further time is required to fully assess the merits of the case or to reasonably quantify the expected payment, no provision is made. In addition, where it is not currently practicable to estimate the possible financial effect of these matters, no provision is made.
Payment Protection Insurance
In relation to a specific PPI portfolio of complaints, a legal dispute regarding allocation of liability is in its early stages. The dispute relates to the liability for PPI mis-selling complaints relating to pre-2005 PPI policies underwritten by AXA France IARD and AXA France Vie (together, AXA France - previously Financial Insurance Company Ltd and Financial Assurance Company Ltd respectively) and involves Santander Cards UK Limited (a former GE Capital Corporation entity and distributor of pre-2005 PPI known as GE Capital Bank Limited which was acquired by Banco Santander SA in 2008 and subsequently transferred to Santander UK plc) and a Banco Santander SA subsidiary Santander Insurance Services UK Limited (together the Santander Entities). During the relevant period, AXA France were owned by Genworth Financial International Holdings, Inc (Genworth).
In September 2015 AXA S.A. acquired AXA France from Genworth. In July 2017, the Santander Entities notified AXA France that they did not accept liability for losses on PPI policies relating to this period. Santander UK plc entered into a Complaints Handling Agreement (CHA) with AXA France pursuant to which it agreed to handle complaints on their behalf, and AXA France agreed to pay redress assessed to be due to relevant policyholders on a without prejudice basis. A standstill agreement was entered into between the Santander Entities and AXA France as a condition of the CHA.
In July 2020, Genworth announced that it had agreed to pay AXA circa £624m in respect of PPI mis-selling losses in settlement of the related dispute concerning obligations under the sale and purchase agreement pursuant to which Genworth sold AXA France to AXA. The CHA between Santander UK plc and AXA France terminated on 26 December 2020. On 30 December 2020, AXA France provided written notice to the Santander Entities to terminate the standstill agreement. During H121, AXA France commenced litigation against the Santander Entities seeking recovery of £636 m and any further losses relating to pre-2005 PPI. The Santander Entities acknowledged service indicating their intention to defend the claim in full and have now issued an application for AXA France’s claim to be struck out/summarily dismissed. This dispute is at an early stage and there are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The regulatory and other provision in Note 24 includes our best estimate of the Santander Entities’ liability to the specific portfolio. Further information has not been provided on the basis that it would be seriously prejudicial to the Santander Entities’ interests in connection with the dispute.
In addition, and in relation to PPI more generally the PPI provision includes an amount relating to legal claims challenging the FCA’s industry guidance on the treatment of Plevin / recurring non-disclosure assessments. This provision is based on current stock levels, future projected claims, and average redress. There remains a risk that volumes received in future may be higher than forecast. The provision in Note 24 includes our best estimate of Santander UK’s liability for the specific issue. The actual cost of customer compensation could differ from the amount provided. It is not currently practicable to provide an estimate of the risk and amount of any further financial impact.

German dividend tax arbitrage transactions
In June 2018 the Cologne Criminal Prosecution Office and the German Federal Tax Office commenced an investigation in relation to the historical involvement of Santander UK plc, Santander Financial Services plc and Cater Allen International Limited (all subsidiaries of Santander UK Group Holdings plc) in German dividend tax arbitrage transactions (known as cum/ex transactions). These transactions allegedly exploited a loophole of a specific German settlement mechanism through short-selling and complex derivative structuring which resulted in the German government either refunding withholding tax where such tax had not been paid or refunding it more than once. The German authorities are investigating numerous institutions and individuals in connection with alleged transactions and practices which may be found to be illegal under German law.
During H121 we continued to cooperate with the German authorities and, with the assistance of external experts, to progress an internal investigation into the matters in question. From Santander UK plc’s perspective, the investigation is focused principally on the period 2009-2011 and remains on-going. There remain factual issues to be resolved which may have legal consequences including potentially material financial penalties. These issues create uncertainties which mean that it is difficult to predict the resolution of the matter including timing or the significance of the possible impact.
Consumer credit
The Santander UK group’s unsecured lending and other consumer credit business is governed by consumer credit law and related regulations, including the CCA. Claims brought by customers in relation to these requirements, including potential breaches, could result in costs to the Santander UK group where such potential breaches are not found to be de minimis. The CCA includes very detailed and prescriptive requirements for lenders, including in relation to post contractual information.
Other provisions include an amount of £41m (2020: £47m) arising from a systems-related historical issue identified by Santander UK, relating to compliance with certain requirements of the CCA. This provision has been based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice. The Regulatory and other provision in Note 24 includes our best estimate of Santander UK’s liability for the specific issue. The actual cost of customer compensation could differ from the amount provided. It is not practicable to provide an estimate of the risk and amount of any further financial impact.
FCA civil regulatory investigation into Santander UK plc financial crime systems, processes and controls and compliance with the Money Laundering Regulations 2007
Santander UK plc is cooperating with an FCA civil regulatory investigation which commenced in July 2017 into our compliance with the Money Laundering Regulations 2007 and potential breaches of FCA principles and rules relating to anti-money laundering and financial crime systems and controls. The FCA’s investigation focuses primarily on the period 2012 to 2017 and includes consideration of high risk customers including Money Service Businesses. It is not currently possible to make a reliable assessment of any liability resulting from the investigation including any financial penalty.
Taxation
The Santander UK group engages in discussion, and co-operates, with HM Revenue & Customs (HMRC) in their oversight of the Santander UK group’s tax matters. The Santander UK group adopted the UK’s Code of Practice on Taxation for Banks in 2010.
Certain leases in which the Santander UK group is or was the lessor have been under review by HMRC in connection with claims for tax allowances. Under the terms of the lease agreements, the Santander UK group is fully indemnified in all material respects by the respective lessees for any liability arising from the disallowance of tax allowances plus accrued interest.
During H121, an outline agreement in principle in respect of a number of these lease arrangements was reached directly between the lessee and HMRC.
Certain other lease arrangements, where the tax liabilities are considered immaterial, remain under review. Whilst legal opinions have been obtained to support the Santander UK group’s position, the matter remains uncertain pending formal resolution with HMRC and any subsequent litigation. These matters moved to formal litigation in 2020, as required under the terms of the leases, and it is currently anticipated that hearings will be held at the First Tier Tax Tribunal in 2022.
Other
On 2 November 2015, Visa Europe Ltd agreed to sell 100% of its share capital to Visa Inc. The deal closed on 21 June 2016. As a member and shareholder of Visa Europe Ltd, Santander UK received upfront consideration made up of cash and convertible preferred stock. Conversion of the preferred stock into Class A Common Stock of Visa Inc. depends on the outcome of litigation against Visa involving UK & Ireland (UK&I) multilateral interchange fees (MIFs). Following ring-fencing, all Visa stock is now held by Santander Equity Investments Limited (SEIL), outside the ring fenced bank. In valuing the preferred stock, SEIL makes adjustments for illiquidity and the potential for changes in conversion rate due to litigation costs. In June 2020, the Supreme Court issued a judgement finding that MIFs restricted competition. In 2020, this resulted in a change to the calculation of the fair value adjustments, which reduced the fair value of the convertible preferred stock by £10m. There has not been any further change to the calculation of the fair value adjustment in H121.
In September 2020, pursuant to the scheduled release assessment, Visa released half of the value of the convertible preferred stock. As a result of this release, SEIL was issued with 5,211 units of Series A Convertible Participating Preferred Stock (Series A Preferred Stock). When sold by SEIL, each share of Series A Preferred Stock will automatically convert into 100 shares of Class A Common Stock of Visa Inc. In H121, SEIL sold 10 units of Series A Preferred Stock for £0.22m, and therefore has 5,201 units of Series A Preferred Stock remaining as at 30 June 2021.
In addition, Santander UK and certain other UK&I banks have agreed to indemnify Visa Inc. in the event that the preferred stock is insufficient to meet the costs of this litigation. Visa Inc. has recourse to this indemnity once more than €1bn of losses relating to UK&I MIFs have arisen or once the total value of the preferred stock issued to UK&I banks on closing has been reduced to nil. Whilst Santander UK's liability under this indemnity is capped at €39.85m, Visa Inc. may have recourse to a general indemnity in place under Visa Europe Operating Regulations for damages not satisfied through the above mechanism. At this stage, it is unclear whether the litigation will give rise to more than €1bn of losses relating to UK&I MIFs which means it is difficult to predict the resolution of the matter including the timing or the significance of the possible impact.
As part of the sale of subsidiaries, businesses and other entities, and as is normal in such circumstances, Santander UK has given warranties and indemnities to the purchasers.